NATIONWIDE VARIABLE INSURANCE TRUST

NVIT GQG US Quality Equity Fund (formerly, NVIT Calvert Equity Fund)

Supplement dated September 23, 2025

to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The section entitled “Performance” on page 3 of the Summary Prospectus is supplemented to include the following:

The Fund’s performance prior to June 18, 2025 reflects returns pursuant to different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, the performance information shown would have been different.

2.

The table under the section entitled “Performance - Average Annual Total Returns (For the Periods Ended December 31, 2024)” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	1 Year	5 Years	10 Years
Class I Shares	8.63%	7.74%	8.42%
Class II Shares	8.47%	7.70%	8.36%
Class Y Shares	8.47%	7.70%	8.36%
Russell 1000® Index (reflects no deduction for fees or expenses)	24.51%	14.28%	12.87%
S&P 500® Index (reflects no deduction for fees or expenses)	25.02%	14.53%	13.10%

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